Exhibit 10.17

                             REIMBURSEMENT AGREEMENT


         This Reimbursement Agreement is made and entered into as of the 25th day of January, 2000 by (NAME), having an address at (HOME) (the "Participant"), in favor of Colonial Realty Limited Partnership, a Delaware limited partnership ("Colonial"), and Colonial Properties Trust, an Alabama real estate investment trust (the "REIT") (Colonial and the REIT are referred to herein individually and collectively as the "Guarantors").

                             Preliminary Statements

         A. The Participant applied for and obtained a loan from the Lenders (as hereinafter defined) in the original principal amount of (DLRSWORDS) ($DLRS) for the purpose of purchasing (UNITSWORDS) (UNITS) Class A Units (the "Purchased Units") of Colonial (the "Participant Loan").

         B. In order to induce the Lenders to make the Participant Loan, Colonial and the REIT executed and delivered a Facility and Guaranty Agreement dated as of December 17, 1999 among Colonial, the REIT, the financial institutions named therein (the "Lenders") and Bank One, NA, individually and as Agent for the Lenders (the "Guaranty"; capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings used therein).

         C. In order to induce Colonial and the REIT to execute and deliver the Guaranty, the Participant has agreed to execute and deliver this Agreement in favor of Colonial, the REIT and the Other Guarantors pursuant to which the Participant will reimburse Colonial, the REIT and the Other Guarantors on demand in accordance with the provisions set forth hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Participant hereby agrees as follows:

         Section 1.  Absolute and Unconditional Reimbursement Obligation.

         (a) The Participant hereby absolutely and unconditionally agrees, subject to subsection (b) of this Section 1, (i) to reimburse the Guarantors fully and promptly, upon demand, for all amounts paid by the Guarantors to the Lenders pursuant to the Guaranty with respect to the Participant Loan, (ii) to pay any and all expenses incurred by the Guarantors in enforcing their rights under this Agreement, and (iii) to pay to the Guarantors interest accrued on all such amounts and expenses referred to in the foregoing clauses (i) and (ii), from the date such amounts and expenses were paid or incurred by the Guarantors until the date the Participant makes all such reimbursements and payments hereunder, at the rate set forth in the Note executed by the Participant in connection with the Participant Loan (the "Note") (whether or not the Participant Loan is then outstanding).

         (b) Notwithstanding the provisions of Section 1(a), the parties hereto agree that under the circumstances set forth below, the Guarantors will pay certain amounts (set forth below) in respect of the Note that the Participant would be obligated to pay but for the provisions of this Section 1(b), and the Participant shall have no obligation to reimburse the Guarantors on account of such payments.

                  (i) Upon the (x) death of the Participant at a time when the Participant Loan is still outstanding, or (y) (i) the Disability or Retirement (as such terms are defined in that certain Registration Rights and Lock-up Agreement of even date herewith between the parties hereto (the "Lock-up Agreement")) of the Participant at a time when the Participant Loan is still outstanding, and (ii) the election by the Participant within 30 days after such Disability or Retirement to exercise his or her Redemption Right (as defined in the Lock-up
         Agreement) pursuant to Section 2(b) of the Lock-up Agreement, the Guarantors agree to pay the Early Payment Fee owed by the Participant to the Lenders and the prepayment administrative fee of $375 owed by the Participant to Bank One, NA for its own account (the "Administrative Fee") pursuant to the terms of the Note. In such cases, the Guarantors also agree to pay to the Lenders all principal and interest due on the Participant Loan, to the extent that such sums are not paid out of the proceeds of the redemption of the Purchased Units pursuant to the provisions of the Lock-up Agreement and the letter of direction referred to therein, and the Participant shall have no obligation to reimburse the Guarantors on account of such payments. The Participant agrees that it is a condition precedent to the obligations of the Guarantors under this paragraph that the Participant shall have exercised his or her Redemption Right as aforesaid and that all of the proceeds of such redemption (or so much thereof as may be necessary) shall have been applied to the payment in full of the principal and interest (including without limitation the deferred interest) under the Note, or in the event the proceeds of such redemption are insufficient to pay such principal and interest in full, then to the payment of so much of such principal and interest as can be paid with such proceeds. The Participant further agrees that in the event the Guarantors make payment of any of the sums contemplated by this paragraph prior to the time that the proceeds of such redemption are available, the proceeds of such redemption shall be paid directly to the Guarantors and the Guarantors shall keep all or so much of such proceeds as is necessary to reimburse the Guarantors for all amounts paid by the Guarantors to the Lenders on account of the principal and interest (including without limitation the deferred interest) of the Note and return the unused balance, if any, of such proceeds to the Participant.

                  (ii) In the event that the Accelerated Maturity Date (as defined in the Lock-up Agreement) occurs as a result of a Program Event of Default, the Guarantors agree to pay the Early Payment Fee and the Administrative Fee required under the terms of the Note, and the Participant shall have no obligation to reimburse the Guarantors on account of such payment.

         (c) This Agreement shall be a continuing agreement and the liability of the Participant hereunder shall be absolute and unconditional, shall be performed strictly in accordance with the terms of this Agreement and shall not be affected, modified or diminished by reason of: (i) any assignment, renewal, modification or extension of the Participant Loan or the Guaranty; (ii) any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Participant Loan or of the Guaranty; (iii) any dealings or transactions occurring between the Lenders and the Guarantors whether or not notice thereof is given to the Participant; (iv) any default or failure of the Participant fully to perform any of its obligations, covenants or agreements with respect to the Participant Loan or as set forth in this Agreement; (v) any substitution of a new guaranty for the Guaranty; (vi) the invalidity or lack of enforceability of the Participant Loan or the Guaranty or any provision of any thereof, or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Participant in respect of the Participant Loan or this Agreement.

         (d) This Agreement shall continue to be effective or be restated, as the case may be, if at any time any payment of the principal of or interest on the Participant Loan is rescinded or must otherwise be returned by the Lenders upon the insolvency or bankruptcy of the Participant or otherwise, all as though such payment had not been made.

         Section 2. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, the Guarantors are authorized at any time and from time to time, without notice to the Participant (any such notice being expressly waived by the Participant) to set off and apply any and all amounts owing by the Guarantors to the Participant (including, without limitation, base salary, bonuses, performance units, distributions payable on the Purchased Units and dividends payable on any Common Shares issued in connection with the redemption thereof, but excluding the Purchased Units themselves and any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) against any and all of the obligations of the Participant now or hereafter existing under this Agreement, irrespective of whether or not the Guarantors shall have made any demand under this Agreement and although such obligations may be unmatured. The Guarantors agree promptly to notify the Participant after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Guarantors under this Section are in addition to the other rights and remedies which the Guarantors may have.

         Section 3. Indemnification. The Participant hereby agrees to indemnify, defend and hold the Guarantors harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including without limitation, interest penalties and reasonable attorneys' fees and expenses (collectively "Damages") asserted against, resulting to, imposed upon or incurred directly or indirectly by the Guarantors by reason of or resulting from a breach of any representation, warranty, covenant or agreement of the Participant contained in or made pursuant to this Agreement.

         Section 4. Full Disclosure. No representation or warranty of the Participant in or pursuant to this Agreement, including any financial or other information provided by Participant, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they are made, not misleading.

         Section 5. Representations and Warranties. The Participant represents and warrants to the Guarantors as follows:

         (a) The Participant has all right and power to enter into this Agreement, perform its obligations hereunder and consummate the transactions contemplated hereby.

         (b)      This  Agreement   constitutes  a  legal,   valid  and  binding
                  obligation  of  the  Participant,   enforceable   against  the
                  Participant in accordance with its terms.

         (c) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, by the Participant will violate any statute, regulation or ordinance of any governmental authority or conflict with or result in the breach of any term, condition or provision of any
                  agreement,   contract,   order  or  instrument  to  which  the
                  Participant is a party or by which its assets or properties are bound or constitute a default (or an event which, with the lapse of time or the giving of notice or both, would constitute a default) thereunder.

         (d) There is not pending or, to the best of the Participant's knowledge, threatened any suit, claim, action, litigation or proceeding, administrative or judicial, or any governmental investigation against the Participant or involving any of his or her properties or assets, and there is no reasonable basis upon which any such suit, claim, action, litigation, proceeding or investigation could be brought or initiated.

(e) The financial statements, investor questionnaire and other financial information, if any, delivered by the Participant to the Guarantors prior to the date hereof are complete and accurate in all material respects and are in compliance with the requirements of Section 4 hereof.

(f) The Participant has not granted to any person a security interest in his or her general intangibles.

         Section 6. Covenants of the Participant. The Participant hereby agrees that:

         (a) so long as any portion of the Participant Loan remains outstanding and unpaid, in whole or in part, or the Guaranty remains in effect, or any amount is owing to the Guarantors hereunder:

                  (i) the net worth of the Participant shall not be less than the original principal amount of the Participant Loan; and

                  (ii) the Participant shall provide promptly such financial information to the Guarantors as the Guarantors may, from time to time, reasonably require.

         (b) The Participant shall use the proceeds of the Participant Loan solely to purchase the Purchased Units.

         Section 7. Pledge of Class A Units. (a) As security for the prompt and complete payment and performance of all of his or her obligations under this Agreement, the Participant hereby pledges to and grants to the Guarantors a security interest in the following, in each case whether now owned or hereafter acquired (the "Collateral"):

                  (i) all of the Participant's right, title and interest in and to the Purchased Units, together with all shares, all dividends and other distributions and all other rights and properties which the Participant shall receive or shall become entitled to receive for any reason whatsoever with respect to, upon redemption of, in substitution for or in exchange for any of such Purchased Units (including, without limitation, all cash amounts payable upon redemption of the Purchased Units, all shares issuable upon redemption of the Purchased Units, and all cash or other property received or receivable upon the sale or other disposition of any or all of the foregoing, including, without limitation, all cash or other property received or receivable upon the sale or disposition of any or all of the foregoing pursuant to the Lock-up Agreement and the letter of direction referred to therein); and

                  (ii)     all  proceeds  of any and  all of the  foregoing
                          (including  proceeds  that  constitute property of the
                           types described above).

         (b) In connection with the foregoing, the Participant hereby authorizes and directs Colonial, on his or her behalf, to deliver to the Guarantors the certificates evidencing such Purchased Units and is delivering to the Guarantors herewith irrevocable unit powers duly executed in blank and undated with respect thereto and appropriate executed UCC-1 financing statements.

         (c) At any time and from time to time, upon the written request of the Guarantors, the Participant will promptly execute and deliver any and all such further instruments and documents and take such further actions as the Guarantors may reasonably deem necessary or desirable to obtain the full benefits of the security interest granted hereby and of the rights and powers herein granted, including the execution and filing of any financing or continuation statement under the Uniform Commercial Code as in effect from time to time in the applicable jurisdictions (the "Code").

         (d) Except as set forth below, the Participant shall be entitled to receive all dividends and distributions payable with respect to the Collateral. Upon the occurrence of any Event of Default, Colonial is hereby authorized to remit all dividends and other distributions payable with respect to the Collateral directly to the Guarantors for application against all amounts due to the Lenders under the Note and against the Participant's obligations hereunder. When the Note is paid in full and all obligations of the Participant under this Agreement have been fully paid and satisfied, the Guarantors shall remit any such remaining dividends and other distributions to the Participant.

         (e) The Participant agrees that he or she will not redeem the Purchased Units, or sell, assign, exchange or otherwise transfer, or grant any rights in respect of, any of the Collateral, except in full compliance with the provisions of the Partnership Agreement and the Lock-up Agreement. In the event of any such sale of the Purchased Units that is made in compliance with the foregoing provisions, the Guarantors shall, subject to the payment in full of the Note and all of the Participant's obligations under this Agreement, release the Collateral from the security interest created hereby.

         (f) Upon the occurrence of any Event of Default, the Guarantors may exercise as to any or all of the Collateral all the rights, powers and remedies of a secured party under the Code or other applicable law, and may elect to sell the Collateral in one or more public or private sales in compliance with applicable law and exercise any and all other rights and remedies which they may have by contract or otherwise. The Participant should be obligated to pay all sums payable hereunder even if the Guarantors do not exercise any of such rights, powers and remedies; in the event the Guarantors do exercise any of such rights, powers and remedies, the Participant shall remain obligated to pay all sums payable hereunder that are not recovered by the Guarantors as a result of such exercise.

         (g) Except as expressly provided in the Code, the Guarantors shall have no additional duty as to any Collateral in their possession or control or in the possession or control of any agent or nominee or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Guarantors shall be under no duty or obligation whatsoever (i) to make or give any presentments, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligation or evidences of indebtedness which constitute in whole or in part the indebtedness or other obligations secured hereunder or
(ii) to give the Participant notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any Collateral.

         (h) The pledge and security interest created hereby shall terminate when all obligations of the Participant under this Agreement shall have been fully paid and satisfied, at which time the Guarantors shall deliver to the Participant all collateral and related documents then in the custody or possession of the Guarantors, all without recourse upon, or warranty whatsoever by, the Guarantors.

         Section 8. Remedies. All of the Guarantors' rights and remedies under this Agreement are intended to be distinct, separate and cumulative and no such right or remedy is intended to be to the exclusion of or be a waiver of any other right or remedy.

         Section 9. Amendments, Etc. No amendment or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the Participant and the Guarantors, and any such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         Section 10. Waiver of Notice, Etc. The Participant hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Guarantors protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any person or entity.

         Section 11. Governing Law. This Agreement and the rights and remedies of the Guarantors and the Participant shall be governed by and construed in accordance with the laws of the State of Alabama.

         Section 12. Binding Effect. This Agreement shall inure to the benefit of each of the Guarantors and their respective successors and assigns and shall be fully binding upon the Participant, and his or her heirs, executors and legal or personal representatives.

         Section 13. Expenses. The Participant will, upon demand, pay to the Guarantors the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which the Guarantors may incur in connection with (i) the exercise or enforcement of any of the rights of the Guarantors hereunder or (ii) the failure by the Participant to perform or observe any of the provisions hereof. The Participant also shall be solely responsible for his or her own costs for accounting, tax, legal and investment banking advice and all other services that the Participant may receive with respect to this Agreement and the matters contemplated herein.

         Section 14. Taxes. The Participant shall be solely responsible and hereby agrees to pay any and all taxes applicable with respect to Purchased Units that may be sold, including but not limited to ordinary income taxes, capital gains taxes or any other taxes levied by any relevant taxing authority.

         Section 15. Term. This Agreement shall remain in full force and effect until all obligations under this Agreement and the Guaranty have been fully performed, regardless of any invalidity or unenforceability of any provision of this Agreement or the Guaranty.

         Section 16. Events of Default. For purposes of this Agreement, any breach by the Participant of or default by the Participant under this Agreement, or any representation or warranty made, or any financial or other information provided by, the Participant to the Guarantors in connection with this Agreement shall prove to have been incorrect in any material respect when made or provided, or the occurrence of any Borrower Event of Repayment, shall be an "Event of Default" under this Agreement.

         Section 17. Notices. All notices and other communications permitted or required pursuant to this Agreement shall be in writing and shall be deemed given when delivered in person, or five (5) days after being deposited in the United States mail, postage prepaid, as certified mail, return receipt requested, properly addressed to the party for whom intended at the addresses set forth below, or to such other address as any party hereto may designate for itself by notice in accordance herewith to the others:

                  The Guarantors:             Colonial Properties Trust
                                              2101 Sixth Avenue North, Suite 900
                                              Birmingham, AL  35203
                                              Attn.:  Howard B. Nelson, Jr.

                  With a copy to:             Hogan & Hartson L.L.P.
                                              555 13th Street, N.W.
                                              Washington, DC  20004-1109
                                              Attn.:  Alan L. Dye

                  The Participant:            (BUSINESSADD)


         Section 18. No Waiver. No delay or omission of the Guarantors to exercise any right, remedy or power hereunder shall impair the same or be construed to be a waiver of any Event of Default or an acquiescence therein. No waiver of any Event of Default shall extend to or affect any subsequent Event of Default, nor shall it impair any right, remedy or power available to the Guarantors. No single or partial exercise of any right, remedy or power shall preclude any other or further exercise thereof by the Guarantors.

         Section 19. Severability. Any provision of this Agreement that is legally determined to be unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the unenforceability only without invalidating the remaining provisions hereof, but no unenforceability in any jurisdiction shall invalidate or render unenforceable the same or any other provision in any other jurisdiction.

         Section 20. Entire Agreement. This Agreement, including the schedules referenced herein, constitutes the entire agreement of the parties hereto with respect to the matters referred to herein and supersedes any and all other understandings, negotiations, or agreements among the Participant and the Guarantors with respect to the subject matter hereof.

         Section 21. Arbitration. Any dispute, claim or controversy arising out of or in connection with this Agreement shall be resolved through binding arbitration in the Birmingham, Alabama metropolitan area under the commercial arbitration rules of the American Arbitration Association (the "AAA") then in force. The Guarantors and the Participant shall each appoint one person from a list furnished by the AAA, and the two persons so appointed shall jointly select a neutral third person who shall serve as the sole arbitrator. The arbitrator shall provide a written decision stating its findings. The arbitration award shall be final and binding among the parties, and judgment thereon may be entered by any court having jurisdiction. In any arbitration to enforce or construe any provision of this Agreement or otherwise arising hereunder, the prevailing party shall be entitled to recover, in addition to any other available relief, its reasonable attorney fees and costs incurred. If neither party prevails on all issues, the parties' total attorney fees and costs (including arbitrator's fees) may be allocated in the arbitrator's discretion.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, and made delivery thereof, as of the date first written above.

                                               (CAPNAME)


                                                  -----------------------------


                                                  COLONIAL REALTY LIMITED
                                                  PARTNERSHIP

                                             By:  Colonial Properties Trust,
                                                  its General Partner


                                             By:  /s/ Howard B. Nelson Jr.
                                                  -----------------------------
                                                  Howard B. Nelson, Jr.
                                                  Chief Financial Officer


                                                  COLONIAL PROPERTIES TRUST


                                             By:   /s/ Howard B. Nelson Jr.
                                                  -----------------------------
                                                  Howard B. Nelson, Jr.
                                                  Chief Financial Officer